Summary Prospectus	Investor and Service Class Shares

DECEMBER 1, 2016

Rising Rates Opportunity 10 ProFund

CLASS	TICKER	CUSIP

Investor	RTPIX	74318A-265

Service	RTPSX	74318A-257

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated December 1, 2016, and Statement of Additional Information, dated December 1, 2016, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/ProFundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

2	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

Important Information About the Fund

The Rising Rates Opportunity 10 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the movement of the most recently issued 10-Year U.S. Treasury Note (the “Note”) for that period. For periods longer than a single day, the Fund will lose money when the Note’s performance is flat, and it is possible that the Fund will lose money even if the Note’s performance falls. Longer holding periods, higher benchmark volatility and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher benchmark volatility, the volatility of the Note may affect the Fund’s return as much as or more than the return of the Note.

The Fund is different from most funds in that it seeks returns inverse to the Note and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily price movement of the Note. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.88%	0.88%

Total Annual Fund Operating Expenses*	1.63%	2.63%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2017. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily movement of the Note.

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Note. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	3
liquid securities, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of the inverse (-1x) of the Note. The Fund may gain inverse exposure through a representative selection of securities or may invest in securities other than the Note or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Note. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the Note without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Note is consistent with the Fund’s investment objective. The Note’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the price of the Note has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the price of the Note has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Note over the same period. The Fund will lose money if the Note’s performance is flat, and it is possible that the Fund will lose money even if the Note’s performance falls, as a result of daily rebalancing, the Note’s volatility and the effects of compounding. See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse of the Index, such occurrences may introduce more volatility to the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Note and swaps on an ETF that is designed to track the performance of the Note. The performance of an ETF may not track the performance of the Note due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Note as it would if the Fund only used swaps on the Note. Moreover, with respect to the use of swap agreements, if the Note has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Note reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period, which is likely to be either better or worse than the Note’s performance times the stated multiple in the Fund’s investment objective, before accounting for fees and Fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause results for periods longer than a single day to vary from the inverse (-1x) of the movement of the Note. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Note’s volatility; b) the Note’s performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) interest paid on the Note. The chart below illustrates the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of benchmark volatility and benchmark performance over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Note.

4	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

Estimated Fund Returns

Note Performance		One Year Volatility Rate
One Year Note	Inverse (-1x) of the One Year Note	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Note volatility and Note performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Note return were 20%, absent the effects of compounding. However, as the table shows, with Note volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Note’s annualized historical volatility rate for the five-year period ended September 30, 2016 was 6.60%. The Note’s highest September to September volatility rate during the five-year period was 7.72% (September 30, 2012). The Note’s annualized total return performance for the five-year period ended September 30, 2016 was 3.01%.

Historical volatility and performance are not indications of what the Note’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of benchmark volatility and benchmark performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Note, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the inverse (-1x) of the percentage change of the Note on such day.

In order to achieve a high degree of inverse correlation with the Note, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Note may prevent the Fund from achieving a high degree of inverse correlation with the Note. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Note’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -1x) to the Note at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Note’s level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Note, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Note. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Note. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Note. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Note and may be impacted by reconstitutions and rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Note and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Debt Instrument Risk — The Fund invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument.

Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies,

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	5

authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury market can be volatile, and the value of securities, swaps, futures and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions, fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the Note may underperform other fixed income investments that track other markets, segments and sectors. As a fund seeking investment results that correspond to the inverse (-1x) of the Note, the Fund’s performance will generally decrease when market conditions cause the level of the Note to rise.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders will lose money when the Note rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Note.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize

6	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 5.54%;

Worst Quarter (ended 12/31/2008): -14.45%.

The year-to-date return as of the most recent quarter, which ended September 30, 2016, was -8.11%.

Average Annual Total Returns

as of December 31, 2015

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				01/10/05
– Before Taxes	-3.34%	-6.75%	-5.52%
– After Taxes on Distributions	-3.34%	-6.75%	-5.76%
– After Taxes on Distributions and Sale of Shares	-1.89%	-4.97%	-3.92%
Service Class Shares	-4.30%	-7.68%	-6.46%	01/10/05
Bloomberg Barclays Capital Composite U.S. Treasury Index*#	1.76%	2.81%	3.94%
10-Year U.S. Treasury Note#	0.45%	4.58%	5.22%

*	As of August 24, 2016, the name of the Barclays Capital Composite U.S. Treasury Index was changed to the Bloomberg Barclays Capital Composite U.S. Treasury Index.

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results (i.e., -1x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Jeffery Ploshnick, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since August 2016 and December 2009, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	7

withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

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ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: ProFunds.com

Investment Company Act File No. 811-08239
RTP-DEC16